UAM FUNDS

                     FPA CRESCENT PORTFOLIO
                   INSTITUTIONAL CLASS SHARES
               INSTITUTIONAL SERVICE CLASS SHARES

                Supplement dated August 6, 1997
             to the Prospectus dated July 10,1997

The information under the heading "SHAREHOLDER SERVICES" is supplemented as follows:

     AUTOMATIC INVESTMENT PLAN

       An Automatic Investment Plan permits shareholders of the Portfolio with a minimum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

       To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

     SYSTEMATIC WITHDRAWAL PLAN

       Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the shareholder's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.